Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation (indention indicates immediate parent entity):

Name of Entity	Ownership	Jurisdiction
Subsidiary Corporations:
ART One Hickory Corporation	100.00%	Nevada
ART Two Hickory, Corporation	100.00%	Nevada
Bridgeknight Holdings B.V.	100.00%	Netherlands
Centura-Ewing, Inc.	100.00%	Nevada
Century Realty, Inc.	100.00%	Texas
Continental Common Lease, Inc.	100.00%	Louisiana
Continental Mortgage and Equity Investors, Inc.	100.00%	Nevada
Continental Baronne, Inc.	100.00%	Nevada
Continental Common	100.00%	Nevada
Continental Durham Centre, Inc.	100.00%	Nevada
Continental Indcon Corporation	100.00%	Nevada
Continental Pines Corporation	100.00%	Nevada
Continental Poydras Corp.	100.00%	Nevada
Continental Promenade Corporation	100.00%	Nevada
Continental Signature, Inc.	100.00%	Nevada
Continental Somerset Corporation	100.00%	Nevada
Continental WOW, Inc.	100.00%	Nevada
EQK Bridgeview Plaza, Inc.	100.00%	Nevada
EQK Cullman, Inc.	100.00%	Nevada
Garden Centura, Inc.	100.00%	Nevada
Hartford Building Corporation	100.00%	Texas
Income Opportunity Realty Investors, Inc.*	24.88%	Nevada
Mandahl Bay Holdings, Inc.	100.00%	U.S. Virgin Islands
Midland Odessa Properties, Inc.**	48.80%	California
Ride Smart Limited	100.00%	British Virgin Islands
South Cochran Corporation	100.00%	Nevada
South Toler, Inc.	100.00%	Texas
T Belmont, Inc.	100.00%	Nevada
T Blue Lake II, Inc.	100.00%	Nevada
T Blue Lakes, Inc.	100.00%	Nevada
T Breakwater, Inc.	100.00%	Nevada
T Brompton, Inc.	100.00%	Nevada
T Capitol Hill II, Inc.	100.00%	Nevada
T Capitol Hill, Inc.	100.00%	Nevada
T Castle Glen, Inc.	100.00%	Nevada
T City Park, Inc.	100.00%	Nevada

*	A list of all subsidiaries of Income Opportunity Realty Investors (IOR) is filed as exhibit 21.1 to IOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 which was filed with the Commission on March 31, 2007 and is incorporated by reference herein.
**	Transcontinental Realty Investors, Inc. owns 48.8%, American Realty Investors, Inc. owns 31.3% and Income Opportunity Realty Investors, Inc. owns 19.9%.

Name of Entity	Ownership	Jurisdiction
T Clarksville, Inc.	100.00%	Nevada
T Dakota Arms, Inc.	100.00%	Nevada
T Delaware Ridge, Inc.	100.00%	Nevada
T Desoto Ridge, Inc.	100.00%	Nevada
T Desoto, Inc.	100.00%	Nevada
T Echo Valley, Inc.	100.00%	Nevada
T Galleria Town Center, Inc.	100.00%	Nevada
T Galleria West Hotel, Inc.	100.00%	Nevada
T Galleria West Lofts, Inc.	100.00%	Nevada
T Hackberry, Inc.	100.00%	Nevada
T Heather Creek, Inc.	100.00%	Nevada
T Huntington, Inc.	100.00%	Nevada
T Keller Springs, Inc.	100.00%	Nevada
T Kingsland Ranch, Inc.	100.00%	Nevada
T Kinsey Bridges, Inc.	100.00%	Nevada
T Lago Vista West, Inc.	100.00%	Nevada
T Laguna, Inc.	100.00%	Nevada
T Lakeforest, Inc.	100.00%	Nevada
T Legend, Inc.	100.00%	Nevada
T Longfellow, Inc.	100.00%	Nevada
T Majestic, Inc.	100.00%	Nevada
T Mansions, Inc.	100.00%	Nevada
T Mason Park, Inc.	100.00%	Nevada
T Maumelle, Inc.	100.00%	Nevada
T Nashville, Inc.	100.00%	Nevada
T One City Centre, Inc.	100.00%	Nevada
T Park Central, Inc.	100.00%	Nevada
T Pecan Creek, Inc.	100.00%	Nevada
T Pecan Pointe, Inc.	100.00%	Nevada
T Pinnacle, Inc.	100.00%	Nevada
T Plum Creek, Inc.	100.00%	Nevada
T Polo Estates, Inc.	100.00%	Nevada
T Rogers, Inc.	100.00%	Nevada
T Sendero Ridge, Inc.	100.00%	Nevada
T Sorrento, Inc.	100.00%	Nevada
T Southwood 1295, Inc.	100.00%	Nevada
T Southwood 1394, Inc.	100.00%	Nevada
T Spanish Trail, Inc.	100.00%	Nevada
T Springs, Inc.	100.00%	Nevada
T Spyglass, Inc.	100.00%	Nevada
T Stonemason, Inc.	100.00%	Nevada
T Surf, Inc.	100.00%	Nevada
T Temple Villas, Inc.	100.00%	Nevada
T United, Inc.	100.00%	Nevada
T Vance Jackson, Inc.	100.00%	Nevada
T Windsong, Inc.	100.00%	Nevada
TCascades, Inc.	100.00%	Nevada
TCI 1013 Common, Inc.	100.00%	Nevada
TCI 109 Beltline, Inc.	100.00%	Nevada
TCI 319 Acres, Inc.	100.00%	Nevada
TCI 600 Las Colinas, Inc.	100.00%	Nevada
TCI 9033 Wilshire Boulevard	100.00%	Nevada
TCI 989 Market Street, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Anderson Estates, Inc.	100.00%	Nevada
TCI Audubon Terrace, Inc.	100.00%	Nevada
TCI Autumn Chase, Inc.	100.00%	Nevada
TCI Baywalk Corp.	100.00%	Nevada
TCI Bentonville, Inc.	100.00%	Nevada
TCI Bluffs at Vista Ridge, Inc.	100.00%	Nevada
TCI Bolivar Homes, Inc.	100.00%	Nevada
TCI Brandeis, Inc.	100.00%	Nevada
TCI Breezy Acres, Inc.	100.00%	Nevada
TCI Broadway Estates, Inc.	100.00%	Nevada
TCI BTS Corp.	100.00%	Nevada
TCI Carpenter Estates, Inc.	100.00%	Nevada
TCI Centura, Inc.	100.00%	Nevada
TCI Circle C, Inc.	100.00%	Nevada
TCI Cocke Estates, Inc.	100.00%	Nevada
TCI Countryside, Inc.	100.00%	Nevada
TCI Courtyard, Inc.	100.00%	Nevada
TCI Dedeaux Road, Inc.	100.00%	Nevada
TCI Delta Development, Inc.	100.00%	Nevada
TCI DLJ I Inc.	100.00%	Nevada
TCI DLJ II, Inc.	100.00%	Nevada
TCI DLJ III, Inc.	100.00%	Nevada
TCI European Investment, Inc.	100.00%	Nevada
TCI Falcon Point, Inc.	100.00%	Nevada
TCI Forum, Inc.	100.00%	Nevada
TCI Gautier, Inc.	100.00%	Nevada
TCI Handsboro Square, Inc.	100.00%	Nevada
TCI Harmon, Inc.	100.00%	Nevada
TCI Henderson Market Place, Inc.	100.00%	Nevada
TCI Hunters Glen, Inc.	100.00%	Nevada
TCI Island Bay Corp.	100.00%	Nevada
TCI Keller Hicks, Inc.	100.00%	Nevada
TCI Lafayette Land, Inc.	100.00%	Nevada
TCI LaFollette Estates, Inc.	100.00%	Nevada
TCI LeFlore Estates, Inc.	100.00%	Nevada
TCI Limestone Vista Ridge, Inc.	100.00%	Nevada
TCI Lexington Corp.	100.00%	Nevada
TCI Lincoln Estates, Inc.	100.00%	Nevada
TCI Marina Landing Corp.	100.00%	Nevada
TCI McKinney 34, Inc.	100.00%	Nevada
TCI McKinney Ranch, Inc.	100.00%	Nevada
TCI Mercer Crossing, Inc.	100.00%	Nevada
TCI Monticello Estates, Inc.	100.00%	Nevada
TCI Mountain Plaza, Inc.	100.00%	Nevada
TCI NO Properties, Inc.	100.00%	Nevada
TCI Ocean Estates, Inc.	100.00%	Nevada
TCI Paramount Terrace, Inc.	100.00%	Nevada
TCI Park West I, Inc.	100.00%	Nevada
TCI Park West II, Inc.	100.00%	Nevada
TCI Park West Land, Inc.	100.00%	Nevada
TCI Parkway Place, Inc.	100.00%	Nevada
TCI Plantation, Inc.	100.00%	Nevada
TCI Providence Crossings, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Riverwalk I, Inc.	100.00%	Nevada
TCI Riverwalk II, Inc.	100.00%	Nevada
TCI Roger Commons, Inc.	100.00%	Nevada
TCI Sunflower Estates, Inc.	100.00%	Nevada
TCI Surgery Center, Inc.	100.00%	Nevada
TCI Tivoli, Inc.	99.00%	Nevada
TCI Valley Ranch, Inc.	100.00%	Nevada
TCI Warren Manor, Inc.	100.00%	Nevada
TCI West End, Inc.	100.00%	Nevada
TCI Westwood Square, Inc.	100.00%	Nevada
TCI Willowbrook Village, Inc.	100.00%	Nevada
TCI Woodsong, Inc.	100.00%	Nevada
TCI Yazoo Estates, Inc.	100.00%	Nevada
TFalcon, Inc.	100.00%	Nevada
TMira, Inc.	100.00%	Nevada
Top Capital Partners, Inc.	100.00%	Nevada
Transcontinental 4400, Inc.	100.00%	Nevada
Transcontinental Atrium, Inc.	100.00%	Nevada
Transcontinental Cary, Inc.	100.00%	Nevada
Transcontinental Corporate Pointe, Inc.	100.00%	Nevada
Transcontinental Coventry Pointe, Inc.	100.00%	Nevada
Transcontinental Eldorado, Inc.	100.00%	Nevada
Transcontinental Lamar, Inc.	100.00%	Nevada
Transcontinental Limestone Canyon, Inc.	100.00%	Nevada
Transcontinental Majestic Corporation	100.00%	Nevada
Transcontinental Remington, Inc.	100.00%	Nevada
Transcontinental Sadler Square, Inc.	100.00%	Nevada
Transcontinental Southgate, Inc.	100.00%	Nevada
Transcontinental Texstar, Inc.	100.00%	Nevada
Transcontinental Treehouse Corporation	100.00%	Nevada
Transcontinental Venture Centre Corporation	100.00%	Nevada
Transcontinental Westgrove, Inc.	100.00%	Nevada
TRI Restaurant Corp.	100.00%	Nevada
Verandas at Cityview Corp.	100.00%	Nevada
Warren Road Farm, Inc.	100.00%	Nevada

Partnerships (including direct and indirect ownership through subsidiaries):
288 City Park Apartments, LTD	99.00%	Texas
30 Castleglen Estates Apartments, LP	99.00%	Texas
35 Timberland Apts., LTD.	99.00%	Texas
Anderson Estates, LP	0.01%	Mississippi
Blue Lake Properties II, LTD	99.00%	Texas
Blue Lake Properties, LTD	99.00%	Texas
Bluffs at Vista Ridge, LTD	100.00%	Texas
Breakwater Bay, LTD	24.00%	Texas
BW Apartments, LP	49.00%	Texas
Capitol Hill Limited Partnership	99.00%	Arkansas
Cascades Apartments, LTD	99.00%	Texas
Centura Tower, LTD	100.00%	Texas
David L. Jordan Apartments Phase II, L.P.	0.01%	Mississippi
FW Verandas at City View, LP	99.00%	Texas
Garden Foxwood, LP	100.00%	Delaware
Income Special Associates	100.00%	California

Name of Entity	Ownership	Jurisdiction
Indcon, LP	99.00%	Georgia
Institute Place Associates	100.00%	California
Limestone Vista Ridge Apartments, LTD	100.00%	Texas
Longfellow Arms Apartments, LTD	99.00%	Texas
Loyal Windsong of Fort Worth, LTD	99.00%	Texas
Mansions of Mansfield Apartments, LTD	99.00%	Texas
Marina Landing, LP	49.00%	Texas
Mason Kingsland Apartments, LP	24.00%	Texas
Mason Park, LTD	99.00%	Texas
METRA Arbor Pointe, LP	14.64%	Delaware
METRA Brighton Court, LP	14.64%	Delaware
METRA Cross Pool 1, LP	14.64%	Delaware
METRA Cross Pool 2, LP	14.64%	Delaware
METRA Delmar Valley, LP	14.64%	Delaware
METRA Enclave, LP	14.64%	Delaware
METRA Fairway View, LP	14.64%	Delaware
METRA Fountain Lake, LP	14.64%	Delaware
METRA Harper’s Ferry, LP	14.64%	Delaware
METRA Meridian, LP	14.64%	Delaware
METRA Quail Oaks, LP	14.64%	Delaware
METRA Sunchase, LP	14.64%	Delaware
METRA Westwood, LP	14.64%	Delaware
METRA Willow Creek, LP	14.64%	Delaware
METRA Wood Hollow, LP	14.64%	Delaware
Monticello Estates, LP	0.01%	Arkansas
Mountain Home Associates, LP	4.33%	New York
Nakash Income Associates	60.00%	Georgia
NLP/CH, LTD	100.00%	Texas
Pacific Galveston Properties, LP	49.00%	Texas
Parc at Clarksville, Limited Partnership	24.00%	Tennessee
Parc at Maumelle, Limited Partnership	24.00%	Arkansas
Parc at Metro Center, Limited Partnership	24.00%	Tennessee
Parc at Rogers, Limited Partnership	99.00%	Texas
Pecan Pointe, LTD	24.00%	Texas
Plum Creek Apartments, LTD	24.00%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
RT Realty, LP	100.00%	Texas
SA Spanish Trail, LTD	24.00%	Texas
Sendero Ridge, LTD	24.00%	Texas
Signature Athletic Limited Partnership	99.99%	Texas
Spyglass of Mansfield, LTD	99.00%	Texas
TCI Brandeis, LP	75.00%	Texas
TCI Countryside, LP	Varies	Texas
TCI Eton Square, LP	90.00%	Texas
TCI Woodmont Group IV, LP	99.00%	Texas
TCI Woodmont Group V, LP	99.00%	Texas
TCI Woodmont Group VII, LP	75.00%	Texas
Tivoli Midway, LTD	98.01%	Texas
Vistas at Vance Jackson, LTD	24.00%	Texas
Vistas of Pinnacle Park, LTD	99.00%	Texas
Westgrove Air Plaza, LTD	100.00%	Texas
Wildflower Villas, LTD	24.00%	Texas
Woodmont TCI Group IX, LP	75.00%	Texas

Name of Entity	Ownership	Jurisdiction
Woodmont TCI Group VI, LP	99.00%	Texas
Woodmont TCI Group VIII, LP	75.00%	Texas
Woodmont TCI Group X, LP	75.00%	Texas
Woodmont TCI Group XI, LP	75.00%	Texas
WOW National Associates, LTD	100.00%	Florida

Limited Liability Companies:
ATI Holdings Managing Member, LLC	Varies	Nevada
Audubon Terrace Managing Member, LLC	50.00%	Nevada
Bolivar Homes Managing Member, LLC	50.00%	Delaware
Broadway Estates Managing Member, LLC	50.00%	Delaware
Chateau Charles Operating Company, LLC	100.00%	Louisiana
GP Bluffs Vista Ridge, LLC	100.00%	Nevada
Holdings of ATI, LLC	Varies	Delaware
JMJ Circle C East, LLC	100.00%	Texas
JMJ Circle C West, LLC	100.00%	Texas
JMJ Circle C, LLC	100.00%	Texas
Lincoln Estates Managing Member, LLC	50.00%	Nevada
MS Delt Development, LLC	50.00%	Texas
Parkway Place Managing Member, LLC	50.00%	Nevada
Sunflower Estates Managing Member, LLC	50.00%	Delaware
T Townhome Investments, LLC	100.00%	Nevada
TCI Texas Properties, LLC	100.00%	Nevada
Yazoo Estates Managing Member, LLC	50.00%	Delaware